EXHIBIT 24.1

                                POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 1,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Authorised Securities");

         WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27(th) day of September 2001.

                                         /s/  W.R.C. Blundell
                                         ------------------------
                                         W.R.C. Blundell
                                         Director

                                POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 1,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Authorised Securities");

         WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27(th) day of September 2001.

                                         /s/ Clarence J. Chandran
                                         ------------------------
                                         Clarence J. Chandran
                                         Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS



         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 1,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Authorised Securities");

         WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of September 2001.



                                           /s/  John R. Evans
                                           -------------------------------------
                                           Dr. John R. Evans
                                           Director, Chairman

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS



         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 1,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Authorised Securities");

         WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of September 2001.



                                            /s/  Willi Kerth
                                            ------------------------------------
                                            Willi Kerth
                                            Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS



         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 1,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Authorised Securities");

         WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of September 2001.



                                            /s/  Brian M. Levitt
                                            ------------------------------------
                                            Brian M. Levitt
                                            Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS



         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 1,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Authorised Securities");

         WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of September 2001.



                                               /s/  Guy Saint-Pierre
                                               ---------------------------------
                                               Guy Saint-Pierre
                                               Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS



         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 1,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Authorised Securities");

         WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of September 2001.



                                              /s/  Gerhard Schulmeyer
                                              ----------------------------------
                                              Gerhard Schulmeyer
                                              Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS



         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 1,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Authorised Securities");

         WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of September 2001.



                                            /s/  Paul Tellier
                                            ------------------------------------
                                            Paul Tellier
                                            Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS



         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 1,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Authorised Securities");

         WHEREAS, the undersigned is an Authorised Representative in the United States of America of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February 2002.



                                            /s/  William H. Jairrels
                                            ------------------------------------
                                            William H. Jairrels
                                            Authorised Representative in
                                            the United States of America

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS



         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-3 with respect to the issue of USD 1,000,000,000 in aggregate principal amount in public offering price of debentures, notes and/or other debt obligations (collectively "Debt Securities") and/or additional Common Shares, Preference Shares or other equity securities, and/or warrants, rights or other securities exchangeable for or convertible into equity securities (collectively, "Equity Securities"; and together with the Debt Securities, the "Authorised Securities");

         WHEREAS, the undersigned is an Authorised Representative in the United States of America of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February 2002.



                                            /s/  Gordon Becker
                                            ------------------------------------
                                            Name: Gordon Becker
                                            Authorised Representative in
                                            the United States of America